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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): January 13, 2004


                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

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          (Former name or former address, if changed since last report)



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                           Sight Resource Corporation

                                      Index

Item                                                                  Page No.
----                                                                  --------

Item 5.         Other Events and Regulation FD Disclosure               3

Item 7.         Financial Statements and Exhibits                       4

Signatures                                                              5

Exhibit Index                                                           6


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Item 5.  Other Events and Regulation FD Disclosure

On January 14, 2004, the Registrant issued a press release announcing that it had sold the assets of its Shawnee Optical subsidiary. The text of this press release is included as Exhibit 99.1 to this Form 8-K.



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Item 7. Financial Statements and Exhibits

(a)     Financial Statements of businesses acquired.  Not applicable.

(b)     Pro forma financial information.  Not applicable.

(c)     Exhibits:

Exhibit No.           Description
-----------           -----------

99.1                  Press Release dated January 14, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SIGHT RESOURCE CORPORATION


Date: January 15, 2004                        By: /s/ Dale W. Fuller
                                          --------------------------------
                                                       Dale W. Fuller
                                                  Chief Financial Officer


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EXHIBIT INDEX

99.1 Press Release dated January 14, 2004